UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 13, 2006

NEWPARK RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-2960	72-1123385
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3850 North Causeway, Suite 1770 Metairie, Louisiana		70002
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (504) 838-8222

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 8.01     Other Events.

Newpark Resources, Inc. will hold its 2006 Annual Meeting of Stockholders on December 28, 2006.  Stockholder proposals submitted for inclusion in Newpark’s proxy statement relating to this meeting must be received by Newpark at its principal executive offices no later than the close of business on Wednesday, November 22, 2006.  Stockholder proposals received by Newpark after this date will be considered untimely and will not be included in Newpark’s proxy statement for the 2006 Annual Meeting.  The official notice of the 2006 Annual Meeting and proxy materials are expected to be sent to stockholders in late November 2006.  Details regarding the time, place, and agenda for the 2006 Annual Meeting will be included in the proxy materials.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWPARK RESOURCES, INC.

Dated: November 14, 2006	By:	/s/ James E. Braun

James E. Braun,
Vice President and Chief Financial Officer